Exhibit 4.2

EXECUTION COPY

FOURTH SUPPLEMENTAL INDENTURE

THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of June 2, 2008 (this “Fourth Supplemental Indenture”), is by and between NUCOR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the “Company”), and THE BANK OF NEW YORK, a New York banking corporation authorized to accept and execute trusts, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to the Indenture dated as of January 12, 1999 between the Company and the Trustee (the “Original Indenture”), the Company may from time to time issue and sell Debt Securities in one or more series, bearing such rates of interest, if any, maturing at such time or times and having such other provisions as shall be fixed as hereinafter provided;

WHEREAS, the Company deems it advisable and in its best interests to issue and sell $250,000,000 aggregate principal amount of its 5.000% Senior Notes due June 1, 2013 (the “Notes due 2013”) and $500,000,000 aggregate principal amount of its 5.850% Senior Notes due June 1, 2018 (the “Notes due 2018” and together with the Notes due 2013, the “Notes”);

WHEREAS, the Company has duly authorized the execution and delivery of an indenture in the form of this Fourth Supplemental Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, the Notes, and all things necessary to make this Fourth Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed;

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions of the Indenture against payment therefore, the valid, binding and legal obligations of the Company;

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH that in consideration of the promises and of the acceptance and purchase of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the benefit of all the present and future holders of the Notes, as follows:

Section 1. Definitions. Terms used in this Fourth Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Original Indenture. As used in this Fourth Supplemental Indenture, the following terms shall have the meanings indicated below:

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.30% in the case of the Notes due 2013 and 0.30% in the case of the Notes due 2018.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in The City of New York (or other city in which the corporate trust office of the Trustee is located) are authorized by law, regulation or executive order to close.

“Change of Control” means the occurrence of any of the following: (a) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other voting stock into which Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than the number of shares; (b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries); or (c) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction shall not be considered a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Voting Stock of the Company immediately prior to that transaction or (z) immediately following that transaction no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Comparable Treasury Issue” means, the United States Treasury security selected by the Company’s choice of Banc of America Securities LLC, Citigroup Global Markets Inc. or J.P. Morgan Securities Inc., and its successors, or, if such firm is unwilling or unable to select the applicable Comparable Treasury Issue, another Reference Treasury Dealer, as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

“Continuing Directors” means, as of any date of determination, any member of our Board of Directors who (a) was a member of the Board of Directors on the date the Notes were issued or (b) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the proxy statement of the Company in which such member was named as a nominee for election as a director, without objection to such nomination).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fourth Supplemental Indenture” means this Fourth Supplemental Indenture between the Company and the Trustee, as amended and supplemented from time to time.

“Global Note” means a Note issued in global form and deposited with or on behalf of the Depositary, substantially in the form of the Note attached hereto as Exhibit A or B.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) selected by the Company as a replacement rating agency for a former rating agency.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grate Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control and (b) public notice of the particular Change of Control or the Company’s intention to effect a Change of Control.

“Reference Treasury Dealer” means each of Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., and their respective successors, and two other primary U.S. government securities dealers in New York City selected by the Company (each, a “Primary Treasury Dealer”); provided however, that if any of the foregoing shall cease to be a Primary Treasury Dealer or is no longer quoting prices for United States Treasury securities, the Company will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding the redemption date.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Voting Stock” means, with respect to any specified person (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 2. Form, Denomination and Registration of the Notes.

The Company will issue the Notes only in registered form, without interest coupons. The Notes initially will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes and the Trustee’s certificate of authentication thereon shall be in the form set forth in Exhibit A or B hereto. The Notes shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and by the Original Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, The Depository Trust Company (“DTC”), any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Notes will be in book-entry form represented by one or more Global Notes in registered form without interest coupons, which will be deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee. DTC shall be the Depositary with respect to the Notes.

The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

Global Notes may be exchanged for definitive Notes in registered, certificated form without interest coupons only in accordance with the provisions of the Original Indenture. All Notes in registered, certificated form shall bear and be subject to the applicable restrictive legend set forth on Exhibit A or B to this Fourth Supplemental Indenture unless the Company determines otherwise in accordance with applicable law.

Section 3. Issue, Execution and Authentication. The aggregate principal amount of the Notes due 2013 to be issued by the Company and authenticated and delivered under this Fourth Supplemental Indenture is $250,000,000 and the aggregate principal amount of the Notes due 2018 to be issued by the Company and authenticated and delivered under this Fourth Supplemental Indenture is $500,000,000 (in each case, subject to increases or decreases from time to time by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, pursuant to instructions from the Company, in accordance with the Original Indenture). Notwithstanding the foregoing, the Company may reopen these series of Notes and issue additional notes by Board Resolution without the consent of or notification to any Holder, and any such additional notes will have the same ranking, interest rate, maturity date, redemption rights and other terms as the applicable series of Notes. Any such additional notes, together with the applicable series of Notes, will be consolidated with and constitute a single series of Debt Securities under the Indenture.

Section 4. Principal and Interest Payments; Maturity Date. (a) The Notes due 2013 shall bear interest at the rate of 5.000% and the Notes due 2018 shall bear interest at the rate of 5.850%, in each case computed based on a 360-day year consisting of twelve 30-day months, from the date of issuance. Interest on the Notes will accrue from the date of issuance and will be payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2008, to the registered holders of the Notes on the preceding May 15 and November 15, respectively. The principal amount of the Notes, together with all accrued, but unpaid interest shall be due and payable in full without further notice or demand on June 1, 2013 and June 1, 2018, respectively (each, a “Maturity Date”).

(b) Principal of and premium, if any, and interest on the Notes initially will be payable, subject with respect to Global Notes to compliance with DTC’s customary procedures, by wire transfer of immediately available funds to the accounts specified by the registered holder of the Notes or, if no account is specified, by mailing a check to each such holder’s registered address. The Notes will be exchangeable and transfers of the Notes will be registrable, subject to the limitations provided in the Indenture, at the principal corporate trust office of the Trustee in New York, New York.

(c) If any interest payment date, stated maturity date or earlier redemption date falls on a day other than a Business Day, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding Business Day, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be. The Notes will not have the benefit of a sinking fund.

Section 5. Optional Redemption. (a) The Notes will be redeemable, in whole or in part at any time and from time to time, at the Company’s option, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed; or

•
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including the portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding the redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

(b) Notice of any redemption will be mailed at least 30 days but no more than 90 days before the redemption date to each holder of the Notes to be redeemed. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed. If the Company redeems less than all of the Notes, the Trustee will select the particular Notes to be redeemed pro rata, by lot, or by another method the Trustee deems fair and appropriate. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on and after the redemption date.

Section 6. Change of Control Offer to Purchase. (a) If a Change of Control Triggering Event occurs, holders of Notes may require the Company to repurchase all of any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes to the date of purchase (unless a notice of redemption has been mailed within 30 days after such Change of Control Triggering Event stating that all of the Notes will be redeemed as described above). The Company shall be required to mail to holders of the Notes a notice describing the transaction or transactions constituting the Change of Control Triggering Event and offering to repurchase the Notes. The notice must be mailed within 30 days after any Change of Control Triggering Event, and the repurchase must occur no earlier than 30 days and no later than 60 days after the date the notice is mailed.

(b) On the date specified for repurchase of the Notes, the Company shall, to the extent lawful:

(i) accept for payment all properly tendered Notes or portions of Notes;

(ii) deposit with the paying agent the required payment for all properly tendered Notes or portions of Notes; and

(iii) deliver to the Trustee the repurchased Notes, accompanied by an Officers’ Certificate stating, among other things, the aggregate principal amount of repurchased Notes.

(c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that these requirements conflict with the provisions requiring repurchases of the Notes, the Company shall comply with such requirements instead of the repurchase provisions and shall not be considered to have breached its obligations with respect to repurchasing the Notes. Additionally, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of the Notes), including events of default arising with respect to other issues of debt securities, the Company shall not be required to repurchase the Notes notwithstanding these repurchase provisions.

(d) The Company shall not be required to comply with the obligations relating to repurchasing the Notes if a third party instead satisfies all such obligations.

Section 7. Events of Default. With respect to the Notes only,

(a) Section 7.01(a) of the Original Indenture is hereby amended by replacing “ten days” with “fifteen days”; and

(b) Section 7.01(b) of the Original Indenture is hereby amended and restated as follows: “default in the payment of the principal of or premium, if any, on any of the debt Securities of such series, as and when the same shall become due and payable (subject to subsection (c) below) either at maturity, upon redemption, by declaration or otherwise; or”

Section 8. Applicability of Reports by Company. For purposes of this Fourth Supplemental Indenture, to the extent information, documents or reports are required to be filed with the SEC and delivered to the Trustee or the holders of the Notes, the availability of such information, documents or reports on the SEC’s Electronic Data Gathering Analysis and Retrieval (“EDGAR”) system or the Company’s website shall be deemed to have satisfied such delivery requirements to the Trustee or the holders of the Notes, as applicable.

Section 9. Miscellaneous. The provisions of this Fourth Supplemental Indenture are intended to supplement those of the Original Indenture as in effect immediately prior to the execution and delivery hereof. The Original Indenture shall remain in full force and effect except to the extent that the provisions of the Original Indenture are expressly modified by the terms of this Fourth Supplemental Indenture.

Section 10. Governing Law. This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

Section 11. Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture or of the Notes other than with respect to the Trustee’s authentication and execution. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 12. Counterparts. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; and all such counterparts shall together constitute but one and the same instrument.

[signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and delivered, all as of the day and year above written.

NUCOR CORPORATION

		By:	/s/ James D. Frias
Vice President and Corporate Controller
Attest:

By:	/s/ A. Rae Eagle
Secretary

THE BANK OF NEW YORK, as Trustee

		By:	/s/ Carlos R. Luciano
Name: Carlos R. Luciano
Title: Vice President

Exhibit A

FORM OF GLOBAL NOTE DUE 2013

[FACE OF THE NOTE]

THIS SECURITY IS A GLOBAL DEBT SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE) MAY BE REGISTERED EXCEPT IN SUCH SPECIFIED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NUCOR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Nucor Corporation

5.000% Notes due June 1, 2013

N-                                                                                                                                         &# 160;                  CUSIP 670346AJ4

$

Issue Date: June 2, 2008

NUCOR CORPORATION, a Delaware corporation (the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of Two Hundred and Fifty Million Dollars ($250,000,000) on June 1, 2013. The 5.000% Notes due June 1, 2013 are herein referred to as the “Notes”.

Interest Payment Dates: June 1 and December 1, commencing December 1, 2008.

Record Dates: May 15 and November 15.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:	NUCOR CORPORATION,
as Issuer

James D. Frias
Vice President and Controller

Trustee’s Certificate of Authentication

This 5.000% Notes due June 1, 2013 is one of the series of Debt Securities referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

NUCOR CORPORATION

5.000% Notes due June 1, 2013

Principal and Interest. The Company will pay the principal of this Note on June 1, 2013.

The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date indicated on the face of this Note (each an “Interest Payment Date”), as set forth below, at the rate per annum shown above.

Interest will be payable semiannually in arrears on each Interest Payment Date, commencing December 1, 2008.

Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 2, 2008; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a regular Record Date as indicated on the face of this Note (each a “Record Date”) referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

Method of Payment. The Company will pay interest (except as provided pursuant to Article Seven of the Indenture with respect to defaulted interest and interest) on the principal amount of the Notes as provided above on each June 1 and December 1 to the Persons who are Holders (as reflected in the Debt Security register at the close of business on the May 15 and November 15 next preceding the applicable Interest Payment Date), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date. On and after the redemption or repurchase of any of the Notes by the Company, interest, if any, shall cease to accrue on the Notes, or portion thereof, subject to redemption or repurchase. With respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to the paying agent with respect to the Notes (a “Paying Agent”) on or after June 1, 2013.

Principal of and premium, if any, and interest on the Notes initially will be payable, subject with respect to Global Notes in compliance with The Depository Trust Company’s (“DTC”) customary procedures, by wire transfer of immediately available funds to the accounts specified by the registered Holder of the Notes or, if no account is specified, by mailing a check to each such Holder’s registered address. The Notes will be exchangeable and transfers of the Notes will be registrable, subject to the limitations provided in the Indenture (as defined below), at the principal corporate trust office of the Trustee (as defined below) in New York, New York.

If any Interest Payment Date, stated maturity date or earlier redemption date falls on a Saturday, a Sunday, or a day on which banking institutions are authorized by law to close, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding day not a Saturday, a Sunday or a day on which banking institutions are authorized by law to close, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be.

All payments made in respect of the Notes are to be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Paying Agent and Registrar. Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar with respect to the Notes (the “Registrar”). The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

Indenture; Limitations. The Company issued the Notes under an Indenture dated as of January 12, 1999 (the “Original Indenture”), as supplemented by the Fourth Supplemental Indenture dated June 2, 2008 (the “Fourth Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is made to the Indenture and the Trust Indenture Act of 1939 (the “Trust Indenture Act”) for a full, complete and detailed statement of the purposes for which the Notes are issued, the terms on which the Notes are issued and the terms, provisions and conditions governing payment of the Notes and the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Trustee, the Paying Agent, the Registrar, the authenticating agent, Holders and the Company. The Holder of this Note, by acceptance of this Note, is deemed to have agreed and consented to the terms and provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms.

The Notes are general unsecured obligations of the Company. This Note is not secured by any collateral, including assets of the Company or any of its Subsidiaries. The Fourth Supplemental Indenture establishes the original aggregate principal amount of the Notes at $250,000,000, all of which were issued by the Company on the Issue Date indicated on the face of this Note, and this Note shall represent the aggregate principal amount of such outstanding Notes from time to time endorsed thereon pursuant to the Indenture. The aggregate principal amount of outstanding Notes represented hereby may from time to time by increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as provided in the Fourth Supplemental Indenture.

Optional Redemption. The Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time in accordance with the provisions set forth in the Indenture at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes to be redeemed (not including the portion of any such payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

Change of Control Offer to Purchase. Upon a Change of Control Triggering Event, the Company shall be required to make an offer to purchase the Notes on the terms set forth in the Fourth Supplemental Indenture.

Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 of principal amount and integral multiples of $1,000 in excess thereof. The transfer or exchange of Notes may be registered and the Notes may be exchanged in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees and/or other governmental charges required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.

As provided in the Indenture and subject to certain limitations therein set forth, Notes will be issued only in registered form and initially will be represented by one or more Global Notes registered in the name of a nominee of DTC. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, the records maintained by DTC participants. Except for the limited circumstances described in the Indenture, owners of beneficial interests in the Notes will not be entitled to receive definitive Notes in registered, certificated form and will not be considered the Holders thereof.

The Company will provide for registration of transfers of the Notes through the Registrar, subject to the operations and procedures of DTC in effect from time to time, upon receipt of the information regarding the form of transfer and the status of the transferee to be provided on the Assignment Form attached hereto, along with such other opinions of counsel, certifications and/or other information satisfactory to the Company and the Trustee in connection with certain transfers.

Persons Deemed Owners. A Holder shall be treated as the owner of a Note for all purposes.

Unclaimed Money. If money for the payment of principal and premium, if any, or interest remains unclaimed for one year, the Trustee or the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Defeasance and Discharge Prior to Redemption or Maturity. If the Company deposits with the Trustee, in trust, money, U.S. Government Obligations and/or Eligible Obligations or any combination of the foregoing which through the payment of interest thereof and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the then outstanding principal of, interest, if any, and premium, if any, on the Notes (and any other Debt Securities of the same series) to redemption or maturity, and complies with certain other provisions of the Indenture relating thereto, (i) the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes and (ii) certain provisions set forth in the Indenture will no longer be in effect with respect to the Notes. In addition, the Company can obtain a Discharge (as defined in the Indenture) with respect to all the Debt Securities of a series by depositing with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debt Securities of that series, provided that all of the Debt Securities of that series are by their terms to become due and payable within one year or are to be called for redemption within one year.

Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to Section 13 hereof, any existing default or Event of Default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding; provided, however, that no supplemental indenture may, without the consent of the Holders of all Debt Securities of that series then outstanding (i) change the fixed maturity (which term for these purposes does not include payments due pursuant to any sinking, purchase or analogous fund) of those Debt Securities, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon, reduce any premium payable upon the redemption thereof or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date without the consent of the holder of each debt security so affected), or (ii) reduce the percentage of Debt Securities of a series required to approve any such supplemental indenture. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, clarify or cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder in any material respect.

Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to (a) create, assume, issue, guarantee, or incur any Secured Indebtedness, (b) enter into any Sale and Leaseback Transaction, (c) merge into or consolidate with or convey or transfer its properties substantially as an entirety to any person. Within 120 days after the end of the last fiscal quarter of each year, the Company shall deliver to the Trustee an Officers’ Certificate stating whether or not the signers know of any noncompliance with the terms, provisions, covenants and conditions under the Indenture.

Successor Persons. When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, as permitted by the Indenture, the predecessor person will be released from those obligations.

Defaults and Remedies. An Event of Default is: (a) default in the payment of any installment of interest upon the Notes (or other Debt Securities of the same series), and continuance of such default for 15 days after receipt by the Company of written notice of such default from any Person; (b) default in the payment of the principal of or premium, if any, on the Notes (or other Debt Securities of the same series), as the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; (c) failure by the Company to observe or perform any other covenants under the Indenture for 90 days after receipt by the Company of a written notice by the Trustee or receipt by the Company and the Trustee of written notice by Holders of at least 25% of the aggregate principal amount of the Notes (or other Debt Securities of the same series) then outstanding; and (d) certain events of bankruptcy, insolvency and reorganization as described in the Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of such Holders shall, declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes, or take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations under the Indenture, Holders of at least a majority in principal amount of the Notes then outstanding may direct in accordance with the provisions of the Indenture the Trustee in its exercise of any trust or power, including waiver of all past defaults, rescission and annulment of a declaration of acceleration and its consequences and exercise of any right, remedy or power available to the Trustee.

Prior to any declaration accelerating the maturity of the Notes, the Holders of a majority in principal amount of the outstanding Notes may, on behalf of the Holders of the Notes, waive any past default or Event of Default with respect to the Notes except a default (i) in the payment of principal of, premium, if any, or interest, if any, on the Notes or (ii) in regard to a covenant or provision applicable to that series that cannot be modified or amended without the consent of the Holder of each outstanding Note. After the principal of all outstanding Notes has been declared due and payable but before any judgment or decree for the payment of the money has been obtained or entered, the Holders of a majority in principal amount of the outstanding Notes may waive all defaults with respect to the Notes and rescind and annul that declaration if the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of principal, premium, if any, and interest which has become due other than by acceleration, and any and all other Events of Default with respect to the Notes have been remedied, cured or waived.

Trustee Dealings with Company. Except as prohibited by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on the Notes issued under the Indenture or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any of the Company’s obligations, covenants or agreements in the Indenture, or in Notes or because of the creation of any Indebtedness represented thereby, shall be had against any of the Company’s incorporators, stockholders, officers, directors or employees or of any successor Person thereof. Each Holder, by accepting Notes issued under the Indenture, waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

Authentication. This Note shall not be entitled to any right or benefit under the Indenture, or be valid, or become obligatory for any purpose, until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Nucor Corporation, 1915 Rexford Road, Charlotte, North Carolina 28211, Attention: A. Rae Eagle.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s Soc. Sec. or Tax I.D. No.)

and irrevocably appoint ____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
(sign exactly as your name appears on the other side of the Note)

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

Exhibit B

FORM OF GLOBAL NOTE DUE 2018

[FACE OF THE NOTE]

THIS SECURITY IS A GLOBAL DEBT SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE) MAY BE REGISTERED EXCEPT IN SUCH SPECIFIED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NUCOR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Nucor Corporation

5.850% Notes due June 1, 2018

N-                                                                                                                                         &# 160;                 CUSIP 670346AK1

$

Issue Date: June 2, 2008

NUCOR CORPORATION, a Delaware corporation (the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on June 1, 2018. The 5.850% Notes due June 1, 2018 are herein referred to as the “Notes”.

Interest Payment Dates: June 1 and December 1, commencing December 1, 2008.

Record Dates: May 15 and November 15.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:	NUCOR CORPORATION,
as Issuer

James D. Frias
Vice President and Controller

Trustee’s Certificate of Authentication

This 5.85% Notes due June 1, 2018 is one of the series of Debt Securities referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

NUCOR CORPORATION

5.850% Notes due June 1, 2018

Principal and Interest. The Company will pay the principal of this Note on June 1, 2018.

The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date indicated on the face of this Note (each an “Interest Payment Date”), as set forth below, at the rate per annum shown above.

Interest will be payable semiannually in arrears on each Interest Payment Date, commencing December 1, 2008.

Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 2, 2008; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a regular Record Date as indicated on the face of this Note (each a “Record Date”) referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

Method of Payment. The Company will pay interest (except as provided pursuant to Article Seven of the Indenture with respect to defaulted interest and interest) on the principal amount of the Notes as provided above on each June 1 and December 1 to the Persons who are Holders (as reflected in the Debt Security register at the close of business on the May 15 and November 15 next preceding the applicable Interest Payment Date), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date. On and after the redemption or repurchase of any of the Notes by the Company, interest, if any, shall cease to accrue on the Notes, or portion thereof, subject to redemption or repurchase. With respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to the paying agent with respect to the Notes (a “Paying Agent”) on or after June 1, 2018.

Principal of and premium, if any, and interest on the Notes initially will be payable, subject with respect to Global Notes in compliance with The Depository Trust Company’s (“DTC”) customary procedures, by wire transfer of immediately available funds to the accounts specified by the registered Holder of the Notes or, if no account is specified, by mailing a check to each such Holder’s registered address. The Notes will be exchangeable and transfers of the Notes will be registrable, subject to the limitations provided in the Indenture (as defined below), at the principal corporate trust office of the Trustee (as defined below) in New York, New York.

If any Interest Payment Date, stated maturity date or earlier redemption date falls on a Saturday, a Sunday, or a day on which banking institutions are authorized by law to close, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding day not a Saturday, a Sunday or a day on which banking institutions are authorized by law to close, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be.

All payments made in respect of the Notes are to be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Paying Agent and Registrar. Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar with respect to the Notes (the “Registrar”). The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

Indenture; Limitations. The Company issued the Notes under an Indenture dated as of January 12, 1999 (the “Original Indenture”), as supplemented by the Fourth Supplemental Indenture dated June 2, 2008 (the “Fourth Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is made to the Indenture and the Trust Indenture Act of 1939 (the “Trust Indenture Act”) for a full, complete and detailed statement of the purposes for which the Notes are issued, the terms on which the Notes are issued and the terms, provisions and conditions governing payment of the Notes and the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Trustee, the Paying Agent, the Registrar, the authenticating agent, Holders and the Company. The Holder of this Note, by acceptance of this Note, is deemed to have agreed and consented to the terms and provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms.

The Notes are general unsecured obligations of the Company. This Note is not secured by any collateral, including assets of the Company or any of its Subsidiaries. The Fourth Supplemental Indenture establishes the original aggregate principal amount of the Notes at $500,000,000, all of which were issued by the Company on the Issue Date indicated on the face of this Note, and this Note shall represent the aggregate principal amount of such outstanding Notes from time to time endorsed thereon pursuant to the Indenture. The aggregate principal amount of outstanding Notes represented hereby may from time to time by increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as provided in the Fourth Supplemental Indenture.

Optional Redemption. The Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time in accordance with the provisions set forth in the Indenture at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes to be redeemed (not including the portion of any such payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

Change of Control Offer to Purchase. Upon a Change of Control Triggering Event, the Company shall be required to make an offer to purchase the Notes on the terms set forth in the Fourth Supplemental Indenture.

Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 of principal amount and integral multiples of $1,000 in excess thereof. The transfer or exchange of Notes may be registered and the Notes may be exchanged in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees and/or other governmental charges required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.

As provided in the Indenture and subject to certain limitations therein set forth, Notes will be issued only in registered form and initially will be represented by one or more Global Notes registered in the name of a nominee of DTC. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, the records maintained by DTC participants. Except for the limited circumstances described in the Indenture, owners of beneficial interests in the Notes will not be entitled to receive definitive Notes in registered, certificated form and will not be considered the Holders thereof.

The Company will provide for registration of transfers of the Notes through the Registrar, subject to the operations and procedures of DTC in effect from time to time, upon receipt of the information regarding the form of transfer and the status of the transferee to be provided on the Assignment Form attached hereto, along with such other opinions of counsel, certifications and/or other information satisfactory to the Company and the Trustee in connection with certain transfers.

Persons Deemed Owners. A Holder shall be treated as the owner of a Note for all purposes.

Unclaimed Money. If money for the payment of principal and premium, if any, or interest remains unclaimed for one year, the Trustee or the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Defeasance and Discharge Prior to Redemption or Maturity. If the Company deposits with the Trustee, in trust, money, U.S. Government Obligations and/or Eligible Obligations or any combination of the foregoing which through the payment of interest thereof and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the then outstanding principal of, interest, if any, and premium, if any, on the Notes (and any other Debt Securities of the same series) to redemption or maturity, and complies with certain other provisions of the Indenture relating thereto, (i) the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes and (ii) certain provisions set forth in the Indenture will no longer be in effect with respect to the Notes. In addition, the Company can obtain a Discharge (as defined in the Indenture) with respect to all the Debt Securities of a series by depositing with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debt Securities of that series, provided that all of the Debt Securities of that series are by their terms to become due and payable within one year or are to be called for redemption within one year.

Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to Section 13 hereof, any existing default or Event of Default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding; provided, however, that no supplemental indenture may, without the consent of the Holders of all Debt Securities of that series then outstanding (i) change the fixed maturity (which term for these purposes does not include payments due pursuant to any sinking, purchase or analogous fund) of those Debt Securities, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon, reduce any premium payable upon the redemption thereof or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date without the consent of the holder of each debt security so affected), or (ii) reduce the percentage of Debt Securities of a series required to approve any such supplemental indenture. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, clarify or cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder in any material respect.

Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to (a) create, assume, issue, guarantee, or incur any Secured Indebtedness, (b) enter into any Sale and Leaseback Transaction, (c) merge into or consolidate with or convey or transfer its properties substantially as an entirety to any person. Within 120 days after the end of the last fiscal quarter of each year, the Company shall deliver to the Trustee an Officers’ Certificate stating whether or not the signers know of any noncompliance with the terms, provisions, covenants and conditions under the Indenture.

Successor Persons. When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, as permitted by the Indenture, the predecessor person will be released from those obligations.

Defaults and Remedies. An Event of Default is: (a) default in the payment of any installment of interest upon the Notes (or other Debt Securities of the same series), and continuance of such default for 15 days after receipt by the Company of written notice of such default from any Person; (b) default in the payment of the principal of or premium, if any, on the Notes (or other Debt Securities of the same series), as the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; (c) failure by the Company to observe or perform any other covenants under the Indenture for 90 days after receipt by the Company of a written notice by the Trustee or receipt by the Company and the Trustee of written notice by Holders of at least 25% of the aggregate principal amount of the Notes (or other Debt Securities of the same series) then outstanding; and (d) certain events of bankruptcy, insolvency and reorganization as described in the Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of such Holders shall, declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes, or take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations under the Indenture, Holders of at least a majority in principal amount of the Notes then outstanding may direct in accordance with the provisions of the Indenture the Trustee in its exercise of any trust or power, including waiver of all past defaults, rescission and annulment of a declaration of acceleration and its consequences and exercise of any right, remedy or power available to the Trustee.

Prior to any declaration accelerating the maturity of the Notes, the Holders of a majority in principal amount of the outstanding Notes may, on behalf of the Holders of the Notes, waive any past default or Event of Default with respect to the Notes except a default (i) in the payment of principal of, premium, if any, or interest, if any, on the Notes or (ii) in regard to a covenant or provision applicable to that series that cannot be modified or amended without the consent of the Holder of each outstanding Note. After the principal of all outstanding Notes has been declared due and payable but before any judgment or decree for the payment of the money has been obtained or entered, the Holders of a majority in principal amount of the outstanding Notes may waive all defaults with respect to the Notes and rescind and annul that declaration if the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of principal, premium, if any, and interest which has become due other than by acceleration, and any and all other Events of Default with respect to the Notes have been remedied, cured or waived.

Trustee Dealings with Company. Except as prohibited by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on the Notes issued under the Indenture or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any of the Company’s obligations, covenants or agreements in the Indenture, or in Notes or because of the creation of any Indebtedness represented thereby, shall be had against any of the Company’s incorporators, stockholders, officers, directors or employees or of any successor Person thereof. Each Holder, by accepting Notes issued under the Indenture, waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

Authentication. This Note shall not be entitled to any right or benefit under the Indenture, or be valid, or become obligatory for any purpose, until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Nucor Corporation, 1915 Rexford Road, Charlotte, North Carolina 28211, Attention: A. Rae Eagle.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s Soc. Sec. or Tax I.D. No.)

and irrevocably appoint ____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
(sign exactly as your name appears on the other side of the Note)

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.